Exhibit 99.1

Marchex Reports Third Quarter 2007 Financial Results

SEATTLE, WA – November 8, 2007 - Marchex, Inc. (NASDAQ: MCHX, MCHXP), a local online advertising company and leading publisher of local content, today reported its results for the third quarter ended September 30, 2007.

Consolidated Financial Results:

•	Revenue was $33.5 million for the third quarter of 2007, compared to $32.3 million for the same period of 2006.

•

GAAP net loss applicable to common stockholders was $1.5 million for the third quarter of 2007 or $0.04 per share. This compares to GAAP net loss applicable to common stockholders of $411,000 or $0.01 per share for the same period of 2006. The third quarter 2007 results included non-cash stock-based compensation expense recorded under the fair value method of $3.0 million, compared to non-cash stock-based compensation expense of $3.2 million for the same period in 2006.

•

We provide a reconciliation of GAAP EPS to Adjusted non-GAAP EPS in the financial tables attached to this press release and encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures. Adjusted non-GAAP EPS for the third quarter of 2007 was $0.07, compared to $0.13 for the same period of 2006. Some Wall Street analysts use non-GAAP measures to analyze our operating results, which may include adjusted non-GAAP EPS, adjusted operating income before amortization and adjusted EBITDA. We present GAAP measures with equal or greater prominence than non-GAAP measures and such non-GAAP measures should not be considered a substitute for, or superior to, GAAP results.

•

Adjusted operating income before amortization was $4.8 million for the third quarter of 2007, compared to $8.6 million for the same period of 2006. A reconciliation of non-GAAP adjusted operating income before amortization to GAAP operating income and GAAP net income is included in the financial tables attached to this release.

•

Adjusted EBITDA was $7.3 million in the third quarter of 2007, compared to $10.2 million for the same period of 2006. A reconciliation of operating income before taxes, depreciation, amortization and gain/loss on sales of intangible assets to GAAP net cash provided by operating activities is included in the financial tables attached to this release.

“Local will be a primary driver of online advertising growth over the next five years, and we believe leadership in local will increasingly be recognized as both unique and valuable,” said Russell C. Horowitz, Marchex Chairman and CEO. “Marchex is achieving local leadership through two means: first, we are building and delivering the most local-centric advertising platform in the industry, supporting clicks and calls. And second, we are focused on delivering unparalleled utility and relevance to the millions of consumers who are increasingly turning to the Internet for local information. Looking at the third quarter, we feel very good about the progress we made on both of these fronts and feel this progress supports our recent decision to accelerate our investment in the local opportunity.”

Operating Highlights:

Local Advertiser Growth: In the third quarter, Marchex added more than 20,000 new advertisers through its aggregator partnerships, direct sales channel and through the addition of more than 16,000 call-based local advertisers through its acquisition of VoiceStar. Marchex now has more than 50,000 advertisers using its products and services and, based on current growth rates, anticipates it will have more than 80,000 advertisers using its products and services by the end of 2009.

Advertising Services: For the third quarter, revenue from advertising services was $23.5 million compared to $20.1 million for the same period in 2006. The principal factors driving growth for the quarter were an increase in the number of new advertisers using Marchex products and services along with increased uptake of Marchex’s third party content distribution and monetization platform.

Proprietary Traffic Sources: For the third quarter, revenue from proprietary traffic sources was $10.0 million. Additionally, Marchex attracted 26 million unique visitors for the month of September. Unique visitor statistics are based on internal traffic logs, which calculate unique IP (Internet protocol) addresses on an unduplicated basis during a given month. The number of revenue-generating events and referrals in the third quarter was more than 35 million.

“As expected, the principal factors impacting revenue from proprietary traffic sources for the quarter were a greater shift toward direct inventory sales by Marchex, which currently carry a lower average rate than third-party sources, and the planned refocusing of certain marketing efforts, which led to reduced marketing spending,” said Michael Arends, Marchex Chief Financial Officer.

Stock Buy Back: During the quarter, Marchex purchased 1.4 million shares of its outstanding Class B common stock for a total price of $13.6 million, representing 3% of its common shares outstanding.

Marchex Financial Guidance:

Marchex is updating its guidance as follows:

Q4 2007 revenue estimate:	$35 million or more
Q4 2007 adjusted operating income before amortization estimate:	$4 million or more

Adjusted EBITDA: For adjusted EBITDA, Marchex anticipates add-backs of approximately $2 million in additional depreciation and amortization to its adjusted operating income before amortization range, implying an adjusted EBITDA of $6 million or more for the fourth quarter of 2007.

Conference Call and Webcast Information:

Management will hold a conference call, starting at 5:00 p.m. EDT on Thursday, November 8, 2007 to discuss its third quarter 2007 results and other company updates. To access the call by live Webcast, please log onto the Investor Relations section of the Marchex Web site (www.marchex.com/ir.html). An archived version of the Webcast will also be available, beginning two hours after completion of the call, at the same location.

About Marchex, Inc.

Marchex (www.marchex.com) is a local online advertising company and leading publisher of local content. Marchex’s innovative advertising platform delivers search- and call-based marketing products and services for local and national advertisers. Marchex’s local content network, one of the largest online, helps consumers make better, more informed local decisions through its network of content-rich Web sites that reach tens of millions of unique visitors each month.

Forward looking statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, acquisitions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex’s actual results to differ materially from those indicated by such forward-looking statements which are described in the “Risk Factors” section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of November 8, 2007 and Marchex undertakes no duty to update the information provided herein.

Non-GAAP Financial Information:

To supplement Marchex’s consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including OIBA, Adjusted OIBA, Adjusted EBITDA and Adjusted non-GAAP EPS. Marchex also provides Pro Forma Revenue information for the three and nine months ended September 30, 2006 and 2007 as if the AreaConnect and Open List asset acquisitions in 2006 and the VoiceStar acquisition in 2007 occurred as of January 1, 2006, and the VoiceStar acquisition in 2007 occurred as of January 1, 2007.

OIBA represents income (loss) from operations plus (1) stock-based compensation expense and (2) amortization of acquired intangible assets. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Additionally, Marchex’s management uses Adjusted OIBA which excludes (1) any gain/loss on sales and disposals of intangible assets and (2) facility relocation as these are viewed as non-recurring in nature. Adjusted OIBA is the basis on which Marchex’s internal budgets are based and by which Marchex’s management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex’s consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other non-cash and non-recurring expenses. Adjusted EBITDA represents income before interest, income taxes, depreciation, amortization, stock compensation expense, and gain/loss on sales of intangible assets. Marchex believes that Adjusted EBITDA is another alternative measure of liquidity to GAAP net cash provided by operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex’s management to measure its ability to fund operations and its financing obligations.

Adjusted non-GAAP EPS represents Adjusted Net Income divided by weighted average fully diluted shares outstanding for Adjusted non-GAAP EPS purposes. Adjusted Net Income generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain non-recurring items and represents net income (loss) available to common stockholders plus: (1) stock based compensation expense, (2) amortization of acquired intangible assets, (3) gain/loss on sales and disposals of intangible assets, (4) other income (expense), (5) the cumulative effect of changes in accounting principles, (6) facility relocation and less (7) discount on preferred stock redemption. Adjusted non-GAAP EPS includes dilution from options and warrants per the treasury stock method, includes the weighted average number of all potential common shares relating to convertible preferred stock and restricted stock. Shares outstanding for Adjusted non-GAAP EPS purposes are therefore higher than shares outstanding for GAAP EPS purposes. Financial analysts and investors may use Adjusted non-GAAP EPS to analyze Marchex’s financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions and to evaluate a company’s operating performance compared to that of other companies in its industry.

Marchex’s management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company’s results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. These non-GAAP terms, as defined by Marchex, may not be comparable to similarly titled measures used by other companies. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Marchex Investor Relations:

Trevor Caldwell

Vice President of Investor Relations & Strategic Initiatives

Telephone: 206.331.3600

Email: tcaldwell@marchex.com

Marchex Press:

Mark S. Peterson

Vice President of Public Relations

Telephone: 206.331.3344

Email: mark@marchex.com

#####

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Three Months Ended September 30,
	2006	2007
Revenue	$32,326,116	$33,493,588

Expenses:
Service costs (1)	15,184,125	18,815,633
Sales and marketing (1)	5,962,465	5,028,698
Product development (1)	2,689,912	3,302,726
General and administrative (1)	3,109,209	4,552,858
Amortization of intangible assets from acquisitions	5,309,102	4,007,342

Total operating expenses	32,254,813	35,707,257

Gain (loss) on sales and disposals of intangible assets, net	(68,513)	126,569

Income (loss) from operations	2,790	(2,087,100)
Interest income and other, net	821,263	661,365

Income (loss) before provision for income taxes	824,053	(1,425,735)
Income tax expense	812,795	95,311

Net income (loss)	11,258	(1,521,046)
Convertible preferred stock dividends	422,147	16,991

Net loss applicable to common stockholders	$(410,889)	$(1,538,037)

Basic and diluted net loss applicable to common stockholders	$(0.01)	$(0.04)
Shares used to calculate basic and diluted net loss per share applicable to common stockholders	38,720,191	39,103,895
(1) Includes stock-based compensation allocated as follows:
Service costs	$268,654	$151,790
Sales and marketing	845,594	374,448
Product development	884,156	603,073
General and administrative	1,210,301	1,856,638

Total	$3,208,705	$2,985,949

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Nine Months Ended September 30,
	2006	2007
Revenue	$95,153,161	$102,382,626

Expenses:
Service costs (1)	45,056,393	50,821,449
Sales and marketing (1)	17,236,349	19,651,548
Product development (1)	7,470,331	8,563,161
General and administrative (1)	10,364,929	12,791,276
Amortization of intangible assets from acquisitions	15,343,966	12,604,730
Facility relocation	—	121,124

Total operating expenses	95,471,968	104,553,288

Gain on sales and disposals of intangible assets, net	284,766	282,079

Loss from operations	(34,041)	(1,888,583)
Interest income and other, net	2,307,371	2,121,666

Income before provision for income taxes	2,273,330	233,083
Income tax expense	2,305,247	982,077

Loss before cumulative effect of a change in accounting principle	(31,917)	(748,994)
Cumulative effect of a change in accounting principle, net of tax (2)	151,341	—

Net income (loss)	119,424	(748,994)
Convertible preferred stock dividends, conversion payment and discount on preferred stock redemption, net	2,338,229	(113,039)

Net loss applicable to common stockholders	$(2,218,805)	$(635,955)

Basic and diluted net loss per share applicable to common stockholders	$(0.06)	$(0.02)
Basic and diluted net loss applicable to common stockholders	38,065,347	39,449,844
(1) Includes stock-based compensation allocated as follows:
Service costs	$760,607	$302,066
Sales and marketing	2,836,843	836,606
Product development	2,446,530	1,543,017
General and administrative	4,113,376	5,534,195

Total	$10,157,356	$8,215,884

(2)	As a result of the adoption of SFAS 123R, Marchex recorded an amount from the cumulative impact of the accounting change.

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(unaudited)

	December 31, 2006	September 30, 2007
Assets
Current assets:
Cash and cash equivalents	$46,105,827	$37,196,340
Trade accounts receivable, net	22,035,343	19,251,096
Prepaid expenses and other current assets	2,221,550	1,604,824
Refundable taxes	1,837,166	3,049,496
Deferred tax assets	670,624	964,503

Total current assets	72,870,510	62,066,259
Property and equipment, net	7,280,075	8,000,495
Deferred tax assets	2,444,782	6,169,312
Intangibles and other assets, net	13,318,801	19,124,981
Goodwill	200,738,098	204,876,521
Intangible assets from acquisitions, net	36,735,570	28,072,565

Total assets	$333,387,836	$328,310,133

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$10,739,231	$11,346,311
Accrued expenses and other current liabilities	2,913,152	4,243,120
Deferred revenue	2,430,644	2,946,077

Total current liabilities	16,083,027	18,535,508
Other non-current liabilities	91,907	94,608

Total liabilities	16,174,934	18,630,116
Stockholders’ equity:
Convertible preferred stock	2,342,884	1,446,649
Class A common stock	119,217	118,217
Class B common stock	276,361	315,404
Treasury stock	—	(13,592,482)
Additional paid-in capital	320,607,113	328,330,269
Accumulated deficit	(6,132,673)	(6,938,040)

Total stockholders’ equity	317,212,902	309,680,017

Total liabilities and stockholders’ equity	$333,387,836	$328,310,133

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of Revenue to Pro Forma Revenue

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2007	2006	2007
Revenue, as reported	$32,326,116	$33,493,588	$95,153,161	$102,382,626
AreaConnect pro forma revenue	—	—	649,675	—
Open List pro forma revenue	—	—	156,511	—
VoiceStar pro forma revenue	238,171	713,693	462,317	1,675,712
Pro forma eliminations	—	—	(22,259)	—

Pro forma Revenue	$32,564,287	$34,207,281	$96,399,405	$104,058,338

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Net Income (Loss) to Operating Income Before Amortization (OIBA) and

Adjusted Operating Income Before Amortization (Adjusted OIBA)

(unaudited)

	Three Months Ended September 30,
	2006	2007
Net loss applicable to common stockholders	$(410,889)	$(1,538,037)
Convertible preferred stock dividends	422,147	16,991

Net income (loss)	11,258	(1,521,046)
Income tax expense	812,795	95,311

Income (loss) before provision for income taxes	824,053	(1,425,735)
Interest income and other, net	(821,263)	(661,365)

Income (loss) from operations	2,790	(2,087,100)
Stock-based compensation	3,208,705	2,985,949
Amortization of intangible assets from acquisitions	5,309,102	4,007,342

Operating income before amortization (OIBA)	8,520,597	4,906,191
Gain (loss) on sales and disposals of intangible assets, net	68,513	(126,569)

Adjusted operating income before amortization (Adjusted OIBA)	$8,589,110	$4,779,622

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Net Income (Loss) to Operating Income Before Amortization (OIBA) and

and Adjusted Operating Income Before Amortization (Adjusted OIBA)

(unaudited)

	Nine Months Ended September 30,
	2006	2007
Net loss applicable to common stockholders	$(2,218,805)	$(635,955)
Convertible preferred stock dividends, conversion payment and discount on preferred stock redemption, net	2,338,229	(113,039)

Net income (loss)	119,424	(748,994)
Cumulative effect of a change in accounting principle, net of tax (1)	151,341	—

Loss before cumulative effect of a change in accounting principle	(31,917)	(748,994)
Income tax expense	2,305,247	982,077

Income before provision for income taxes	2,273,330	233,083
Interest income and other, net	(2,307,371)	(2,121,666)

Loss from operations	(34,041)	(1,888,583)
Stock-based compensation	10,157,356	8,215,884
Amortization of intangible assets from acquisitions	15,343,966	12,604,730

Operating income before amortization (OIBA)	25,467,281	18,932,031
Facility relocation	—	121,124
Gain on sales and disposals of intangible assets, net	(284,766)	(282,079)

Adjusted operating income before amortization (Adjusted OIBA)	$25,182,515	$18,771,076

(1)	As a result of the adoption of SFAS 123R, Marchex recorded an amount from the cumulative impact of the accounting change.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation from Net Cash provided by Operating Activities to Adjusted EBITDA

(unaudited)

	Three Months Ended September 30,
	2006	2007
Net cash provided by operating activities	$11,152,291	$10,811,786
Changes in asset and liabilities, net of effects of acquisitions	(1,105,044)	(2,958,623)
Provision for income taxes	812,795	95,311
Other item - facility relocation	—	(9,025)
Interest income and other, net	(829,164)	(661,365)
Income and excess tax benefits related to stock options	192,651	16,214

Adjusted EBITDA	$10,223,529	$7,294,298

	Nine Months Ended September 30,
	2006	2007
Net cash provided by operating activities	$26,833,819	$27,572,469
Changes in asset and liabilities, net of effects of acquisitions	625,347	(3,517,697)
Provision for income taxes	2,305,247	982,077
Other item - facility relocation	43,431	8,081
Interest income and other, net	(2,317,135)	(2,124,909)
Income and excess tax benefits related to stock options	2,025,351	2,462,978

Adjusted EBITDA	$29,516,060	$25,382,999

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(unaudited)

	Three Months Ended September 30,
	2006	2007
Adjusted Non-GAAP EPS	$0.13	$0.07

Net loss per share applicable to common stockholders - diluted (GAAP EPS)	$(0.01)	$(0.04)
Shares used to calculate diluted net loss per share applicable to common stockholders	38,720,191	39,103,895
Net loss applicable to common stockholders	$(410,889)	$(1,538,037)
Stock-based compensation	3,208,705	2,985,949
Amortization of intangible assets from acquisitions	5,309,102	4,007,342
Gain (loss) on sales and disposals of intangible assets, net	68,513	(126,569)
Interest income and other, net	(821,263)	(661,365)
Estimated impact of income taxes	(2,241,493)	(1,646,194)

Adjusted Non-GAAP net income applicable to common stockholders	$5,112,675	$3,021,126

Adjusted Non-GAAP EPS	$0.13	$0.07

Shares used to calculate diluted net loss per share applicable to common stockholders	38,720,191	39,103,895
Weighted average stock options and warrants and common shares subject to repurchase or cancellation (if applicable)	1,757,902	3,731,286

Shares used to calculate Adjusted Non-GAAP EPS	40,478,093	42,835,181

For Adjusted Non-GAAP EPS, the impact of restricted stock (common shares subject to repurchase or cancellation) is based on the weighted average of restricted stock outstanding as compared with diluted shares for GAAP purposes, which included restricted stock on a treasury stock method basis.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(unaudited)

	Nine Months Ended September 30,
	2006	2007
Adjusted Non-GAAP EPS	$0.34	$0.28

Net loss per share applicable to common stockholders - diluted (GAAP EPS)	$(0.06)	$(0.02)
Shares used to calculate diluted net loss per share applicable to common stockholders	38,065,347	39,449,844
Net loss applicable to common stockholders	$(2,218,805)	$(635,955)
Discount on preferred stock redemption	—	(163,867)
Stock-based compensation	10,157,356	8,215,884
Facility relocation	—	121,124
Amortization of intangible assets from acquisitions	15,343,966	12,604,730
Gain on sales and disposals of intangible assets, net	(284,766)	(282,079)
Cumulative effect of a change in accounting principle, net of tax (1)	(151,341)	—
Interest income and other, net	(2,307,371)	(2,121,666)
Estimated impact of income taxes	(6,755,422)	(5,800,927)

Adjusted Non-GAAP net income applicable to common stockholders	$13,783,617	$11,937,244

Adjusted Non-GAAP EPS	$0.34	$0.28

Shares used to calculate diluted net loss per share applicable to common stockholders	38,065,347	39,449,844
Weighted average stock options and warrants and common shares subject to repurchase or cancellation (if applicable)	2,237,408	3,909,677

Shares used to calculate Adjusted Non-GAAP EPS	40,302,755	43,359,521

For Adjusted Non-GAAP EPS, the impact of restricted stock (common shares subject to repurchase or cancellation) is based on the weighted average of restricted stock outstanding as compared with diluted shares for GAAP purposes, which included restricted stock on a treasury stock method basis.

(1)	As a result of the adoption of SFAS 123R, Marchex recorded an amount from the cumulative impact of the accounting change.